RAMP SERIES 2002-RS3 TRUST


        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-RS3



                           $662,600,000 (APPROXIMATE)

                               Subject to Revision


                     June 12, 2002 - Computational Materials



Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name
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is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you
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ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.




JPMORGAN

                                             COMPUTATIONAL MATERIALS FOR
                                               RAMP SERIES 2002-RS3 TRUST




                       NEW ISSUE COMPUTATIONAL MATERIALS


                           $662,600,000 (APPROXIMATE)

                           RAMP SERIES 2002-RS3 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-RS3



                                 JUNE 12, 2002




EXPECTED TIMING:      Pricing Date:       On or about June [ ], 2002
                      Settlement Date:    On or about June [27], 2002
                      First Payment       July 25, 2002
                      Date:


STRUCTURE:Group I:            $499.5 million senior/subordinate structure
          Group II:           $163.1 million senior/subordinate structure
          Rating Agencies:    Moody's and Standard & Poor's



                RAMP SERIES 2002-RS3 - MORTGAGE LOAN CHARACTERISTICS (GROUP I LOANS)
                                 SUMMARY REPORT
------------------------------------------------------------------------------------------------------------
COLLATERAL SUB-GROUP      ALTERNET   EXPANDED CRITERIA HOME SOLUTION    JUMBO A      SEASONED      TOTAL
                         EXCEPTIONS     EXCEPTIONS       EXCEPTIONS    EXCEPTIONS     LOANS
SHELF                       RASC           RALI           RAMP-RZ        RFMSI
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Percent of Total (%):           7.00             72.76           6.02        12.73         1.49      100.00
------------------------------------------------------------------------------------------------------------
Principal Balance ($):    34,970,530       363,479,341     30,073,593   63,607,659    7,433,887 499,565,010
Number of Loans:                 351             2,302            241          155           55       3,104
Avg. Balance ($):             99,631           157,897        124,787      410,372      135,162     160,942
------------------------------------------------------------------------------------------------------------
WA Mortgage Rate (%):           9.68              8.45           8.62         7.08         9.42        8.39
WA Orig. Maturity (mos):         293               343            271          325          343         333
WA Age (mos):                      5                 2              6            4           84           4
------------------------------------------------------------------------------------------------------------
WA Credit Score:                 611               681            706          684          576         677
WA Original LTV (%)*:          87.91             85.93         100.33        74.68        78.30       85.39
------------------------------------------------------------------------------------------------------------
Purchase (%):                  32.48             70.66          74.53        21.74        44.93       61.61
Equity Refinance (%):          54.61             18.89          20.20        47.58        22.49       25.18
Rate/Term Refinance (%):       12.91              9.82           5.27        30.68        32.58       12.76
------------------------------------------------------------------------------------------------------------
Current (%):                   99.28             99.92         100.00       100.00        87.58       99.70
30 to 59 Days Delq. (%):        0.72              0.08           0.00         0.00        12.42        0.30
------------------------------------------------------------------------------------------------------------
*With  respect  to  Group  I  Loans  secured  by  second  liens,   the  combined
loan-to-value ratio is used for this table

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

      LOAN GROUP I ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES



RANGE OF ORIGINAL MORTGAGE NUMBER OF        CUT-OFF DATE        PERCENTAGE OF
LOAN BALANCE ($)             LOANS       PRINCIPAL BALANCE        LOAN POOL

1 to 100,000                        1,118           $76,659,095.98    15.35 %
100,001 to 200,000                  1,218           170,942,089.81    34.22
200,001 to 300,000                    406            98,543,389.36    19.73
300,001 to 400,000                    214            73,878,448.62    14.79
400,001 to 500,000                     80            35,588,884.86     7.12
500,001 to 600,000                     37            20,322,889.44     4.07
600,001 to 700,000                     18            11,520,146.09     2.31
700,001 to 800,000                      4             3,067,792.22     0.61
800,001 to 900,000                      3             2,622,933.99     0.53
900,001 to 1,000,000                    5             4,884,566.98     0.98
1,500,001 to 1,600,000                  1             1,534,772.78     0.31
                                        -             ------------     ----
TOTAL:                              3,104         $499,565,010.13    100.00 %
                                    =====         ================   ======


                  LOAN GROUP I NET MORTGAGE RATES

RANGE OF                NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
NET MORTGAGE RATES (%)    LOANS           PRINCIPAL BALANCE        LOAN POOL

5.0001 to 6.0000                    10            $3,564,012.25       0.71 %
6.0001 to 7.0000                   310            78,482,881.32      15.71
7.0001 to 8.0000                   994           159,521,366.30      31.93
8.0001 to 9.0000                 1,157           180,586,374.22      36.15
9.0001 to 10.0000                  440            60,345,980.97      12.08
10.0001 to 11.0000                 110            10,891,143.25       2.18
11.0001 to 12.0000                  63             5,014,079.89       1.00
12.0001 to 13.0000                  15               930,748.16       0.19
13.0001 to 14.0000                   3               166,541.88       0.03
14.0001 to 15.0000                   2                61,881.89       0.01
                                     -                ---------       ----
TOTAL:                           3,104         $499,565,010.13      100.00 %
                                 =====         ================     ======

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                     LOAN GROUP I MORTGAGE RATES

 RANGE OF              NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
 MORTGAGE RATES (%)      LOANS           PRINCIPAL BALANCE        LOAN POOL

 5.0001 to 6.0000                   4            $1,112,053.33        0.22 %
 6.0001 to 7.0000                 141            41,813,131.31        8.37
 7.0001 to 8.0000                 903           159,632,589.81       31.95
 8.0001 to 9.0000               1,176           179,901,615.90       36.01
 9.0001 to 10.0000                608            91,616,370.92       18.34
 10.0001 to 11.0000               158            16,845,592.35        3.37
 11.0001 to 12.0000                81             6,743,506.79        1.35
 12.0001 to 13.0000                25             1,521,802.18        0.30
 13.0001 to 14.0000                 5               291,175.84        0.06
 14.0001 to 15.0000                 1                25,289.81        0.01
 15.0001 to 16.0000                 2                61,881.89        0.01
                                    -                ---------        ----
 TOTAL:                         3,104         $499,565,010.13       100.00 %
                                =====         ================      ======





           LOAN GROUP I ORIGINAL LOAN-TO-VALUE RATIOS (1)

RANGE OF                     NUMBER OF            CUT-OFF DATE     PERCENTAGE OF
ORIGINAL LOAN-TO-VALUE RATIOS  LOANS            PRINCIPAL BALANCE    LOAN POOL
(%)

Up to 40.00                               26           $2,508,401.44     0.50 %
40.01 to 45.00                            15            1,802,922.36     0.36
45.01 to 50.00                            20            3,565,664.04     0.71
50.01 to 55.00                            21            4,814,218.67     0.96
55.01 to 60.00                            32            6,026,356.80     1.21
60.01 to 65.00                            56           13,419,871.86     2.69
65.01 to 70.00                           108           20,962,776.39      4.2
70.01 to 75.00                           154           34,847,994.30     6.98
75.01 to 80.00                           696          134,762,291.42    26.98
80.01 to 85.00                           122           15,525,154.99     3.11
85.01 to 90.00                           534           76,921,133.10     15.4
90.01 to 95.00                           848          126,593,184.74    25.34
95.01 to 100.00                          292           35,027,119.95     7.01
100.01 to 105.00                         152           19,503,936.03      3.9
105.01 to 110.00                          23            3,136,702.90     0.63
110.01 to 115.00                           1               30,491.80     0.01
115.01 to 120.00                           1               34,805.45     0.01
120.01 and Up                              3               81,983.89     0.02
                                           -               ---------     ----
TOTAL:                                 3,104        $499,565,010.13    100.00 %
                                       =====        ================   ======

(1) With respect to Group I Loans secured by second liens, the combined loan-to-value ratio is used for this table.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

              LOAN GROUP I CREDIT SCORE DISTRIBUTION

                          NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
RANGE OF CREDIT SCORES      LOANS           PRINCIPAL BALANCE        LOAN POOL

Up to 499                              3              $503,481.17      0.10 %
500 to 519                            31             3,180,496.93      0.64
520 to 539                            32             2,619,197.89      0.52
540 to 559                            41             4,609,262.37      0.92
560 to 579                            40             4,500,135.44      0.90
580 to 599                            58             7,513,834.51      1.50
600 to 619                           163            25,102,694.73      5.02
620 to 639                           424            71,047,034.71     14.22
640 to 659                           469            76,763,529.99     15.37
660 to 679                           466            78,268,218.93     15.67
680 to 699                           405            66,101,324.92     13.23
700 to 719                           298            48,703,580.55      9.75
720 to 739                           252            42,606,397.82      8.53
740 to 759                           196            31,015,740.56      6.21
760 to 779                           142            24,869,055.74      4.98
780 to 799                            65            10,095,504.62      2.02
800 to 819                            12             1,376,551.92      0.28
                                      --             ------------      ----
SUBTOTAL WITH CREDIT               3,097          $498,876,043.80     99.86 %
                                   =====          ===============     =====
SCORES:
Not Available (1)                      7              688,967.33       0.14
                                       -              -----------      ----
TOTAL:                             3,104         $499,565,010.13     100.00 %
                                   =====         ================    ======

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

    LOAN GROUP I GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                 NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
STATE              LOANS           PRINCIPAL BALANCE        LOAN POOL

California                  338           $92,737,768.40            18.56 %
Florida                     722            92,657,916.07            18.55
Illinois                    183            32,072,714.50             6.42
New York                    115            25,646,414.46             5.13
New Jersey                  108            24,947,770.63             4.99
Arizona                     140            21,962,095.86             4.40
Texas                       132            16,264,790.42             3.26
Other (1)                 1,366           193,275,539.79            38.69
                          -----           --------------            -----
TOTAL:                    3,104         $499,565,010.13            100.00 %
                          =====         ================           ======
(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                LOAN GROUP I MORTGAGE PROPERTY TYPES

                                NUMBER OF     CUT-OFF DATE        PERCENTAGE OF
PROPERTY TYPES                    LOANS     PRINCIPAL BALANCE       LOAN POOL

Single-family detached             2,039         $315,374,478.95       63.13 %
Planned Unit Developments            481           97,229,570.52       19.46
(detached)
Two- to four-family units            308           55,189,491.47       11.05
Condo Low-Rise (less than 5          179           19,904,709.87        3.98
stories)
Condo Mid-Rise (5 to 8 stories)        3              215,083.76        0.04
Condo High-Rise (9 stories or          8            1,643,615.71        0.33
more)
Manufactured Home                     28            2,036,821.59        0.41
Townhouse                              7            1,138,040.30        0.23
Co-op                                  1              113,911.42        0.02
Planned Unit Developments             50            6,719,286.54        1.35
                                      --            ------------        ----
(attached)
TOTAL:                             3,104        $499,565,010.13       100.00 %
                                   =====        ================      ======


                    LOAN GROUP I OCCUPANCY TYPES

                     NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
OCCUPANCY STATUS       LOANS            PRINCIPAL BALANCE       LOAN POOL

Primary Residence              2,538         $437,223,673.86            87.52 %
Second/Vacation                   58            8,962,002.46             1.79
Non Owner-occupied               508           53,379,333.81            10.69
                                 ---           -------------            -----
TOTAL:                         3,104        $499,565,010.13            100.00 %
                               =====        ================           ======


                      LOAN GROUP I LOAN PURPOSE

                     NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
LOAN PURPOSE           LOANS            PRINCIPAL BALANCE       LOAN POOL

Purchase                       2,042         $310,042,130.56            62.06 %
Rate/Term Refinance              315           63,741,829.83            12.76
Equity Refinance                 747          125,781,049.74            25.18
                                 ---          --------------            -----
TOTAL:                         3,104        $499,565,010.13            100.00 %
                               =====        ================           ======


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

               LOAN GROUP I PREPAYMENT PENALTY TERMS

                         UMBER OF            CUT-OFF DATE        PERCENTAGE OF
PREPAYMENT PENALTY TERM   LOANS           PRINCIPAL BALANCE        LOAN POOL

None                             1,866          $321,720,915.19       64.40 %
12 Months                          376            66,440,034.74        13.3
24 Months                           11             1,312,046.60        0.26
36 Months                          407            49,090,117.23        9.83
60 Months                          429            59,221,027.91       11.85
Other (1)                           15             1,780,868.46       0.36
                                    --             ------------ -     ----
TOTAL:                           3,104         $499,565,010.13       100.00 %
                                 =====         ================      ======
(1) Not 0, 12, 24, 36 or 60 months and not more than 60 months.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]




         RAMP SERIES 2002-RS3 - LOAN GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT
                                 SUMMARY REPORT
 -------------------------------------------------------------------------------------------------------------
 COLLATERAL SUB-GROUP        ALTERNET   EXPANDED CRITERIA HOME SOLUTION    JUMBO A     SEASONED      TOTAL
                            EXCEPTIONS     EXCEPTIONS       EXCEPTIONS    EXCEPTIONS     LOANS
 SHELF                         RASC           RALI           RAMP-RZ        RFMSI
 -------------------------------------------------------------------------------------------------------------
 Percent of Total (%):            72.66              3.74           0.16        17.61        5.83      100.00
 -------------------------------------------------------------------------------------------------------------
 Principal Balance ($):     118,529,696         6,106,634        262,128   28,720,193   9,509,948 163,128,599
 Number of Loans:                   894                38              2           60          69       1,063
 Avg. Balance ($):              132,584           160,701        131,064      478,670     137,825     153,461
 WA Mortgage Rate (%):             9.20              6.96          10.39         6.47        7.05        8.51
 WA Orig. Maturity (mos):           360               360            360          358         360         360
 WA Age (mos):                        3                 8              3            8         113          11
 -------------------------------------------------------------------------------------------------------------
 WA Credit Score:                   623               722            696          697         573         637
 WA Original LTV (%):             89.76             95.03         100.00        73.59       78.07       86.45
 -------------------------------------------------------------------------------------------------------------
 WA Margin (%):                   8.150             2.918          9.493        2.795       3.309       6.731
 WA Lifetime Cap (%):            15.350            12.125         16.387       12.085      13.857      14.569
 WA Next Rate Adj. (mos):            23                47             21           42           5          26
 WA Rate Reset Freq.                  6                11              6           12           8           7
 (mos):
 -------------------------------------------------------------------------------------------------------------
 Purchase (%):                    48.08             91.36          42.85        35.93       75.19       49.13
 Equity Refinance (%):            45.14              1.90          57.15        31.69        4.60       38.81
 Rate/Term Refinance (%):          6.62              6.74           0.00        20.81       16.84        9.71
 -------------------------------------------------------------------------------------------------------------
 Current (%):                     99.92            100.00         100.00       100.00       86.34       99.15
 30 to 59 Days Delq. (%):          0.08              0.00           0.00         0.00       13.66        0.85
 -------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

     LOAN GROUP II ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

 RANGE OF ORIGINAL       NUMBER OF             CUT-OFF DATE        PERCENTAGE OF
 MORTGAGE
 LOAN BALANCE ($)          LOANS            PRINCIPAL BALANCE        LOAN POOL

 0 to 100,000                        401           $27,582,379.64    16.91 %
 100,001 to 200,000                  436            60,562,273.41    37.13
 200,001 to 300,000                  126            29,902,958.10    18.33
 300,001 to 400,000                   57            19,487,579.06    11.95
 400,001 to 500,000                   24            10,727,012.83     6.58
 500,001 to 600,000                   10             5,376,428.14     3.30
 600,001 to 700,000                    2             1,300,244.52     0.80
 700,001 to 800,000                    1               689,377.53     0.42
 800,001 to 900,000                    2             1,731,759.17     1.06
 1,100,001 to 1,200,000                2             2,318,751.60     1.42
 1,500,001 to 1,600,000                1             1,525,816.14     0.94
 1,900,001 to 2,000,000                1             1,924,018.57     1.18
                                       -             ------------     ----
 TOTAL:                            1,063         $163,128,598.71    100.00 %
                                   =====         ================   ======

                LOAN GROUP II NET MORTGAGE RATES

 RANGE OF               NUMBER OF             CUT-OFF DATE        PERCENTAGE OF
 NET MORTGAGE RATES (%)   LOANS            PRINCIPAL BALANCE        LOAN POOL

 3.0001 to 4.0000                     1              $156,486.40      0.10 %
 4.0001 to 5.0000                     8             1,888,716.08      1.16
 5.0001 to 6.0000                    40            14,074,612.78      8.63
 6.0001 to 7.0000                   108            27,046,569.82     16.58
 7.0001 to 8.0000                   181            29,496,680.65     18.08
 8.0001 to 9.0000                   361            49,434,675.81     30.30
 9.0001 to 10.0000                  257            31,057,860.85     19.04
 10.0001 to 11.0000                  86             8,114,169.29      4.97
 11.0001 to 12.0000                  19             1,521,787.08      0.93
 12.0001 to 13.0000                   2              337,039.95      0.21
                                      - -            ----------- -   ----
 TOTAL:                           1,063         $163,128,598.71     100.00 %
                                  =====         ================    ======


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                   LOAN GROUP II MORTGAGE RATES

  RANGE OF           NUMBER OF             CUT-OFF DATE        PERCENTAGE OF
  MORTGAGE RATES (%)   LOANS            PRINCIPAL BALANCE        LOAN POOL

  4.0001 to 5.0000                 4              $904,803.53            0.55 %
  5.0001 to 6.0000                27             9,722,436.42            5.96
  6.0001 to 7.0000                89            26,220,241.76           16.07
  7.0001 to 8.0000               114            19,682,495.38           12.07
  8.0001 to 9.0000               273            40,547,867.58           24.86
  9.0001 to 10.0000              345            44,704,421.56           27.40
  10.0001 to 11.0000             167            17,636,362.58           10.81
  11.0001 to 12.0000              36             2,673,136.19            1.64
  12.0001 to 13.0000               8            1,036,833.71            0.64
                                   - -          ------------- -         ----
  TOTAL:                       1,063         $163,128,598.71           100.00 %
                               =====         ================          ======


          LOAN GROUP II ORIGINAL LOAN-TO-VALUE RATIOS (1)

RANGE OF                     NUMBER OF            CUT-OFF DATE    PERCENTAGE OF
ORIGINAL LOAN-TO-VALUE RATIOS  LOANS            PRINCIPAL BALANCE   LOAN POOL
(%)

Up to 40.00                                7           $1,126,084.24     0.69 %
40.01 to 45.00                             4              610,117.16     0.37
45.01 to 50.00                             3              319,727.46     0.20
50.01 to 55.00                             4              681,309.26     0.42
55.01 to 60.00                            11            2,811,111.23     1.72
60.01 to 65.00                            14            5,582,107.53     3.42
65.01 to 70.00                            41            5,686,272.73     3.49
70.01 to 75.00                            54            8,952,874.38     5.49
75.01 to 80.00                           181           33,516,497.05    20.55
80.01 to 85.00                            97           13,252,735.72     8.12
85.01 to 90.00                           224           34,089,311.21    20.90
90.01 to 95.00                           117           16,787,182.88    10.29
95.01 to 100.00                          291           37,345,709.82    22.89
100.01 to 105.00                          15           2,367,558.04     1.45
                                          -- -         ------------- -  ----
TOTAL:                                 1,063        $163,128,598.71    100.00 %
                                       =====        ================   ======

(1) With respect to Group I Loans secured by second liens, the combined loan-to-value ratio is used for this table.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

            LOAN GROUP II CREDIT SCORE DISTRIBUTION

                       NUMBER OF             CUT-OFF DATE        PERCENTAGE OF
RANGE OF CREDIT SCORES   LOANS            PRINCIPAL BALANCE        LOAN POOL

Up to 499                           11            $1,681,183.60      1.03  %
500 to 519                          40             4,045,289.59      2.48
520 to 539                          44             4,768,456.57      2.92
540 to 559                          70             7,140,252.93      4.38
560 to 579                          73            10,567,003.02      6.48
580 to 599                         102            16,271,727.59      9.97
600 to 619                         148            21,456,522.88     13.15
620 to 639                         160            21,066,639.34     12.91
640 to 659                         138            21,223,520.37     13.01
660 to 679                          92            15,443,286.82      9.47
680 to 699                          62            13,044,753.55      8.00
700 to 719                          39             7,452,694.35      4.57
720 to 739                          28             6,886,761.10      4.22
740 to 759                          31             6,354,477.85      3.90
760 to 779                          17             3,827,364.37      2.35
780 to 799                           5             1,222,579.77      0.75
800 to 819                           1              368,533.67      0.23
                                     - -            ----------- -   ----
SUBTOTAL WITH CREDIT             1,061         $162,821,047.37      99.81  %
                                 =====         ================     =====
SCORES:
Not Available (1)                    2              307,551.34       0.19
                                     -              -----------      ----
TOTAL:                           1,063         $163,128,598.71     100.00  %
                                 =====         ================    ======

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.




________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

 LOAN GROUP II GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                 NUMBER OF             CUT-OFF DATE        PERCENTAGE OF
STATE              LOANS            PRINCIPAL BALANCE        LOAN POOL

California                   122           $29,460,705.31           18.06 %
Georgia                       77            10,961,305.13            6.72
North Carolina                77             9,018,397.51            5.53
Florida                       70             8,599,953.00            5.27
Ohio                          70             8,329,076.18            5.11
Michigan                      64             8,275,625.25            5.07
Colorado                      31             7,015,302.24            4.30
South Carolina                33             6,738,321.78            4.13
Illinois                      38             5,676,358.90            3.48
Texas                         40             5,447,858.41            3.34
Other (1)                    441            63,605,695.00           38.99
                             ---            -------------           -----
TOTAL:                     1,063         $163,128,598.71           100.00 %
                           =====         ================          ======

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

                  LOAN GROUP II NOTE MARGINS

                         NUMBER OF             CUT-OFF DATE        PERCENTAGE OF
RANGE OF NOTE MARGINS (%)  LOANS            PRINCIPAL BALANCE        LOAN POOL

2.0000 to 2.9999             120           $36,673,844.24           22.48  %
3.0000 to 3.9999              15             4,808,005.80            2.95
4.0000 to 4.9999              21             4,050,723.74            2.48
5.0000 to 5.9999              54             8,499,248.02            5.21
6.0000 to 6.9999              89            12,187,490.25            7.47
7.0000 to 7.9999             179            23,697,508.32           14.53
8.0000 to 8.9999             273            36,565,255.42           22.41
9.0000 to 9.9999             227            28,609,130.53           17.54
10.0000 to 10.9999            78             7,670,870.50            4.70
11.0000 to 11.9999             6               331,559.38            0.20
12.0000 to 12.9999             1               34,962.51            0.02
                               - -             ---------- -         ----
TOTAL:                     1,063         $163,128,598.71           100.00 %
                           =====         ================          ======



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

            LOAN GROUP II NEXT INTEREST RATE ADJUSTMENT

                               NUMBER OF    CUT-OFF DATE        PERCENTAGE OF
NEXT INTEREST RATE ADJUSTMENT    LOANS    PRINCIPAL BALANCE       LOAN POOL
DATE
July 2002                            14           $3,423,315.88      2.10 %
August 2002                          15            1,846,509.75      1.13
September 2002                        8            2,652,616.43      1.63
October 2002                          6              524,384.30      0.32
November 2002                         4              572,294.19      0.35
December 2002                        14            1,656,412.40      1.02
January 2003                          6            1,100,599.31      0.67
February 2003                         1              312,252.04      0.19
March 2003                            2              400,147.18      0.25
April 2003                            3              311,815.69      0.19
May 2003                              2              318,825.85      0.20
June 2003                             4              708,418.35      0.43
July 2003                             1               80,762.99      0.05
August 2003                           2              163,955.16      0.10
September 2003                        4              575,902.33      0.35
October 2003                         10            1,304,844.57      0.80
November 2003                        38            4,377,050.44      2.68
December 2003                        64            7,993,889.66      4.90
January 2004                         76           10,820,691.85      6.63
February 2004                        88           11,270,938.45      6.91
March 2004                          115           16,114,374.13      9.88
April 2004                          137           19,406,204.11     11.90
May 2004                            184           25,780,223.21     15.80
June 2004                             6            1,107,050.00      0.68
July 2004                             1              391,953.71      0.24
August 2004                           2              652,506.70      0.40
September 2004                        4              973,570.85      0.60
October 2004                          4              423,063.16      0.26
November 2004                         4            1,038,330.46      0.64
December 2004                         9            1,351,673.69      0.83
January 2005                         11              959,938.99      0.59
February 2005                        33            6,389,502.27      3.92
March 2005                           35            5,559,370.04      3.41
April 2005                           31            3,622,009.56      2.22
May 2005                             64            7,032,086.86      4.31
December 2005                         2            1,032,691.90      0.63
April 2006                            2            1,331,724.64      0.82
May 2006                              2            1,243,360.30      0.76
June 2006                             1              494,771.79      0.30
July 2006                             2              404,219.98      0.25
August 2006                           2              894,512.88      0.55
September 2006                        6            3,269,239.22      2.00
October 2006                          3            1,155,104.88      0.71
November 2006                         5            3,252,566.39      1.99
December 2006                         2              494,107.65      0.30
January 2007                          3              982,953.69      0.60
February 2007                         1              138,797.32      0.09
March 2007                            4              597,028.16      0.37
April 2007                           12            2,232,816.77      1.37
May 2007                              3              497,679.11      0.31
September 2007                        1              557,160.78      0.34
February 2008                         1              340,699.18      0.21
June 2008                             1               85,147.23      0.05
November 2008                         1              496,784.07      0.30
January 2009                          3            1,157,831.29      0.71
February 2009                         3            1,091,977.66      0.67
October 2009                          1             159,939.26      0.10
                                      - -           ----------- -   ----
TOTAL:                            1,063        $163,128,598.71     100.00 %
                                  =====        ================    ======

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                      LOAN GROUP II MORTGAGE PROPERTY TYPES

                              NUMBER OF     CUT-OFF DATE         PERCENTAGE OF
 PROPERTY TYPES                 LOANS     PRINCIPAL BALANCE        LOAN POOL

 Single-family detached            865          $122,651,674.28      75.19  %
 Planned Unit Developments          81            24,793,541.65      15.20
(detached)
 Two- to four-family units          33             4,014,271.98       2.46
 Condo Low-Rise (less than 5        45             6,891,843.61       4.22
stories)
 Condo High-Rise (9 stories or       2             1,038,035.10       0.64
more)
 Manufactured Home                  14             1,199,314.15       0.74
 Townhouse                           3               278,255.01       0.17
 Planned Unit Developments          20            2,261,662.93       1.39
                                    --  -         -------------  -   ----
(attached)
 TOTAL:                          1,063         $163,128,598.71      100.00  %
                                 =====         ================     ======


                          LOAN GROUP II OCCUPANCY TYPE

                       NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
OCCUPANCY TYPE           LOANS           PRINCIPAL BALANCE        LOAN POOL

Primary Residence                 995          $155,907,638.32       95.57 %
Second/Vacation                     5             1,565,399.32        0.96
Non Owner-occupied                 63            5,655,561.07        3.47
                                   -- -          ------------- -     ----
TOTAL:                          1,063         $163,128,598.71       100.00 %
                                =====         ================      ======


                           LOAN GROUP II LOAN PURPOSE

                      NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
LOAN PURPOSE            LOANS           PRINCIPAL BALANCE        LOAN POOL

Purchase                         552           $83,987,329.99        51.49 %
Rate/Term Refinance               82            15,837,792.86         9.71
Equity Refinance                 429           63,303,475.86        38.81
                                 --- -         -------------- -     -----
TOTAL:                         1,063         $163,128,598.71        100.00 %
                               =====         ================       ======


                            LOAN GROUP II INDEX TYPES
                        NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
INDEX TYPES               LOANS           PRINCIPAL BALANCE        LOAN POOL

6 Month Treasury                          2         $180,357.33       0.11 %
1 Year Treasury                          87       32,275,161.70      19.79
6 Month LIBOR                           961      127,483,039.53      78.15
1 Year LIBOR                              4        1,494,490.13       0.92
11th District Cost of Funds               9       1,695,550.02       1.04
                                          - -     ------------- -    ----
TOTAL:                                1,063    $163,128,598.71      100.00 %
                                      =====    ================     ======

              LOAN GROUP II PREPAYMENT PENALTY TERMS

                         NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
PREPAYMENT PENALTY TERM    LOANS           PRINCIPAL BALANCE        LOAN POOL

None                                250           $56,373,040.88       34.56 %
12 Months                            44             6,536,029.21        4.01
24 Months                           372            55,474,725.29       34.01
36 Months                           345            38,617,475.55       23.67
60 Months                             6             1,128,476.65        0.69
Other (1)                            46             4,998,851.13        3.06
                                     --             ------------        ----
TOTAL:                            1,063         $163,128,598.71       100.00 %
                                  =====         ================      ======
(1) Not 0, 12, 24, 36 or 60 months and not more than 60 months.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                    LOAN GROUP I - ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                              ORIGINAL
   CURRENT    MORTGAGE  SERVICING     TERM TO       REMAINING     REMAINING TERM
   BALANCE      RATE    FEE RATE *    MATURITY  AMORTIZATION TERM   TO MATURITY
     ($)        (%)        (%)      (IN MONTHS)    (IN MONTHS)      (IN MONTHS)

 52,130,269.07 8.835      0.357         179            356              175
 20,635,200.56 7.158      0.326         181            176              176
  8,824,653.46 9.113      0.377         331            267              267
417,909,876.91 8.378      0.317         360            357              357
--------------
499,500,000.00


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]


                    LOAN GROUP II - ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                      INITIAL                    MONTHS
                                                                                                   TO
                            ORIGINALREMAININGREMAINING                PERIODPERIODLIFETIMELIFETIMINITIAL
  CURRENT   MORTGAGSERVICINGTERM TO AMORTIZATITERM              GROSS RATE  RATE  MINIMUM MAXIMUMINTERESTADJUSTMENT
  BALANCE    RATE  FEE      MATURITY  TERM   TO                 MARGIN CAP   CAP   RATE    RATE  ADJUSTMEFREQUENCY
                    RATE *                   MATURITY
    ($)      (%)     (%)    (IN     (IN      (IN       INDEX     (%)   (%)   (%)    (%)    (%)    DATE   (IN
                            MONTHS) MONTHS)  MONTHS)                                                     MONTHS)

5,255,994.257.623   0.479     360     263     263    6 Month    3.880 3.041 1.017  4.773  14.202    4       6
                                                       LIBOR
14,493,863.79.466   0.553     360     353     353    6 Month    7.669 3.859 1.427  9.200  15.647   17       6
                                                       LIBOR
84,178,788.69.142   0.542     360     357     357    6 Month    8.079 2.839 1.019  9.130  15.293   21       6
                                                       LIBOR
20,752,749.69.192   0.546     360     357     357    6 Month    8.679 3.203 1.011  9.176  15.272   33       6
                                                       LIBOR
5,968,774.606.629   0.319     360     356     356    6 Month    2.247 5.027 2.000  2.247  11.656   62      12
                                                       LIBOR
8,569,172.946.762   0.456     354     281     281    1 Year     3.135 3.684 1.997  3.279  13.917    4      12
                                                      Treasury
7,942,157.966.153   0.300     360     354     354    1 Year     2.762 2.226 2.000  2.762  12.141   30      12
                                                      Treasury
4,101,829.406.847   0.310     360     346     346    1 Year     2.771 3.993 2.000  2.771  11.931   46      12
                                                      Treasury
9,201,144.036.327   0.300     360     352     352    1 Year     2.750 5.000 2.000  2.750  11.377   52      12
                                                      Treasury
2,635,524.806.813   0.300     360     350     350    1 Year     2.750 4.683 2.000  2.750  12.025   74      12
                                         Treasury


------------
163,100,000.00
 *Includes fees for Master Servicing and Subservicing.




________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                            GROUP I NET WAC CAP TABLE

                                [GRAPHIC OMITTED]


                                  GROUP I NET WAC CAP TABLE

                             Date    Net WAC Cap*  Adjusted Net WAC Cap**
                             ----    ------------  ----------------------

                           7/25/02      8.066%             6.067%
                           8/25/02      8.066%             6.179%
                           9/25/02      8.066%             6.285%
                           10/25/02     8.066%             6.385%
                           11/25/02     8.066%             6.480%
                           12/25/02     8.066%             6.569%
                           1/25/03      8.066%             6.653%
                           2/25/03      8.067%             6.733%
                           3/25/03      8.067%             6.808%
                           4/25/03      8.067%             6.878%
                           5/25/03      8.067%             6.945%
                           6/25/03      8.067%             7.008%
                           7/25/03      8.067%             7.068%
                           8/25/03      8.067%             7.124%
                           9/25/03      8.068%             7.177%
                           10/25/03     8.068%             7.227%
                           11/25/03     8.068%             7.275%
                           12/25/03     8.068%             7.319%
                           1/25/04      8.068%             7.361%
                           2/25/04      8.068%             7.401%
                           3/25/04      8.068%             7.439%
                           4/25/04      8.069%             7.474%
                           5/25/04      8.069%             7.508%
                           6/25/04      8.069%             7.539%
                           7/25/04      8.069%             7.569%
                           8/25/04      8.069%             7.598%

                           *Net WAC Cap = Group I Net Mortgage Interest Rate/ Group I Current Collateral Balance multiplied by 12

                           **Adjusted Net WAC Cap = (Group I Net
                           Mortgage Interest less A-I-IO Certificate
                           Interest) / Group I Current Collateral
                           Balance multiplied by 12


                                  GROUP II NET WAC CAP TABLE

  Date   Net WAC Cap(1)(2) Net WAC Cap Stress(1)(3)   Date       Net WAC       Net WAC Cap Stress(1)(3)
  ----   ----------------- ------------------------   ----       --------      ------------------------
                                                                       Cap(1)(2)

 7/25/02            8.591%                 8.591%    6/25/06           8.464%                 13.109%
 8/25/02            7.759%                 7.759%    7/25/06           8.751%                 13.552%
 9/25/02            7.760%                 7.760%    8/25/06           8.473%                 13.121%
10/25/02            8.019%                 8.019%    9/25/06           8.478%                 13.127%
11/25/02            7.647%                 8.042%    10/25/06          8.765%                 13.683%
12/25/02            7.903%                 8.310%    11/25/06          8.423%                 13.518%
 1/25/03            7.648%                 8.042%    12/25/06          8.709%                 13.975%
 2/25/03            7.685%                 8.083%    1/25/07           8.433%                 13.614%
 3/25/03            8.547%                 8.986%    2/25/07           8.439%                 13.621%
 4/25/03            7.722%                 8.118%    3/25/07           9.349%                 14.000% (4)
 5/25/03            7.982%                 8.424%    4/25/07           8.449%                 13.636%
 6/25/03            7.726%                 8.154%    5/25/07           8.737%                 14.000% (4)
 7/25/03            7.986%                 8.428%    6/25/07           8.460%                 13.677%
 8/25/03            7.731%                 8.158%    7/25/07           8.748%                 14.000% (4)
 9/25/03            7.734%                 8.161%    8/25/07           8.472%                 13.693%
10/25/03            7.994%                 8.435%    9/25/07           8.397%                 13.877%
11/25/03            7.739%                 8.299%    10/25/07          8.683%                 14.000% (4)
12/25/03            8.026%                 8.926%    11/25/07          8.409%                 13.897%
 1/25/04            7.770%                 8.641%    12/25/07          8.696%                 14.000% (4)
 2/25/04            7.773%                 8.644%    1/25/08           8.422%                 13.915%
 3/25/04            8.312%                 9.243%    2/25/08           8.429%                 13.924%
 4/25/04            8.304%                10.089%    3/25/08           9.018%                 14.000% (4)
 5/25/04            8.584%                10.462%    4/25/08           8.443%                 13.943%
 6/25/04            8.311%                10.253%    5/25/08           8.732%                 14.000% (4)
 7/25/04            8.591%                10.599%    6/25/08           8.458%                 13.963%
 8/25/04            8.318%                10.261%    7/25/08           8.748%                 14.000% (4)
 9/25/04            8.321%                10.266%    8/25/08           8.474%                 13.984%
10/25/04            8.602%                11.148%    9/25/08           8.456%                 14.000% (4)
11/25/04            8.329%                10.884%    10/25/08          8.746%                 14.000% (4)
12/25/04            8.610%                11.333%    11/25/08          8.472%                 14.000% (4)
 1/25/05            8.290%                11.078%    12/25/08          8.764%                 14.000% (4)
 2/25/05            8.294%                11.083%    1/25/09           8.490%                 14.000% (4)
 3/25/05            9.187%                12.276%    2/25/09           8.499%                 14.000% (4)
 4/25/05            8.502%                12.015%    3/25/09           9.420%                 14.000% (4)
 5/25/05            8.790%                12.421%    4/25/09           8.518%                 14.000% (4)
 6/25/05            8.511%                12.027%    5/25/09           8.812%                 14.000% (4)
 7/25/05            8.799%                12.434%    6/25/09           8.538%                 14.000% (4)
 8/25/05            8.488%                11.995%    7/25/09           8.833%                 14.000% (4)
 9/25/05            8.489%                11.996%    8/25/09           8.559%                 14.000% (4)
10/25/05            8.773%                13.064%    9/25/09           8.570%                 14.000% (4)
11/25/05            8.490%                12.644%    10/25/09          8.867%                 14.000% (4)
12/25/05            8.774%                13.066%    11/25/09          8.592%                 14.000% (4)
 1/25/06            8.492%                12.739%    12/25/09          8.891%                 14.000% (4)
 2/25/06            8.493%                12.740%    1/25/10           8.616%                 14.000% (4)
 3/25/06            9.404%                14.000% (4)2/25/10           8.628%                 14.000% (4)
 4/25/06            8.497%                13.000%    3/25/10           9.567%                 14.000% (4)
 5/25/06            8.742%                13.540%
(1) Net WAC Cap = (Group II Net Mortgage Interest Rate) / (Total Group II Certificate
    Balance) x (360/Actual # Days)
(2) Assumes no losses,  10% cleanup call, 20% CPR and 25% CPR, and 6 month LIBOR and 1Year CMT remain constant at 2.0975% and 2.41%, respectively.
(3) Assumes no losses,  10% cleanup call, 20% CPR and 25% CPR, and 6 month LIBOR and 1Year CMT remain constant at 20% and 20%, respectively.
(4) Capped at 14%



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